                                                   Registration No. ____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                           GENOVESE DRUG STORES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                           11-1556812
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

                                 80 Marcus Drive
                            Melville, New York 11747
           (Address of principal executive offices including zip code)

              GENOVESE DRUG STORES, INC. 1984 EMPLOYEE STOCK OPTION
                       AND STOCK APPRECIATION RIGHTS PLAN
                            (Full title of the plan)

                                 GENE L. WEXLER
                       Vice President and General Counsel
                           Genovese Drug Stores, Inc.
                                 80 Marcus Drive
                            Melville, New York 11747
                     (Name and address of agent for service)

                                 (516) 845-8433
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

=======================================================================================
                                         Proposed          Proposed
    Title of                              maximum           maximum
   securities            Amount          offering          aggregate        Amount of
     to be               to be           price per         offering        registration
   registered         registered           share             price             fee
=======================================================================================
 Class A Common
Stock, par value
$1.00 per share      800,000 shares(1)   $8.9375(2)     $7,150,000.00(2)      $2466.00
=======================================================================================

(1) Such additional indeterminable number of shares of Class A Common Stock is hereby registered as may be required by reason of the anti-dilution provisions of the Genovese Drug Stores, Inc. 1984 Employee Stock Option and Stock Appreciation Rights Plan.

(2) Pursuant to Rule 457(h) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Class A Common Stock on the American Stock Exchange on June 14, 1996.

                                     PART II

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

            The following documents heretofore filed by Genovese Drug Stores, Inc. (the "Company") with the Securities and Exchange Commission are incorporated herein by reference:

            (1) Annual Report of the Company on Form 10-K for the fiscal year ended February 2, 1996;

            (2) The description of the Company's Class A Common Stock, par value $1.00 per share, contained in the Company's Registration Statement filed pursuant to Section 12 of the Securities Exchange Act of 1934 and any amendments and reports filed for the purpose of updating that description; and

            (3) Form S-8 Registration Statement under the Securities Act of 1933, as amended, filed with the Commission on August 2, 1994 (Registration No. 33-54857).

            All documents that shall be filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the filing of this registration statement and prior to the filing of a post-effective amendment indicating that all securities offered under the Genovese Drug Stores, Inc. 1984 Employee Stock Option and Stock Appreciation Rights Plan (the "Plan") have been sold or deregistering all securities then remaining unsold thereunder shall be deemed to be incorporated herein by reference and shall be deemed to be a part hereof from the date of filing thereof.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

            As of the date of filing of this registration statement, Gene L. Wexler, Vice President and General Counsel of the Company, who is opining as to the validity of the securities being registered herewith, beneficially owned 19,561 shares of the Company's Class A Common Stock.

ITEM 8.     EXHIBITS.

            4(a) Genovese Drug Stores, Inc. 1984 Employee Stock Option and Stock Appreciation Rights Plan, as amended

            5     Opinion of Counsel

            23(a) Consent of Independent Auditors

              (b) Consent of Counsel (included in Exhibit 5)

            24    Powers of Attorney

                                   SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING THIS REGISTRATION STATEMENT ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MELVILLE, STATE OF NEW YORK, ON THIS 17TH DAY OF JUNE, 1996.

                                              GENOVESE DRUG STORES, INC.


                                              By: /s/ Leonard Genovese
                                                  -----------------------------
                                                  Chairman of the Board
                                                  and President




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
            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

      Signature                      Title                     Date
      ---------                      -----                     ----
*Leonard Genovese            Chairman of the Board,         June 17, 1996
 -----------------------     President and Director
 Leonard Genovese            (Principal Executive
                             Officer)

*Herbert J. Kett             Vice Chairman                  June 17, 1996
 -----------------------     and Director
 Herbert J. Kett

*Allan Patrick               Executive Vice President       June 17, 1996
 -----------------------     and Director
 Allan Patrick

*Jerome Stengel              Vice President and             June 17, 1996
 -----------------------     Treasurer (Principal
 Jerome Stengel              Financial and
                             Accounting Officer)

*Frances Genovese Wangberg        Director                  June 17, 1996
 -------------------------
 Frances Genovese Wangberg

*William J. McKenna               Director                  June 17, 1996
 -----------------------
 William J. McKenna

*Charles Hayward                  Director                  June 17, 1996
 -----------------------
 Charles Hayward

*Abraham Allen                    Director                  June 17, 1996
 -----------------------
 Abraham Allen

*Thomas M. Cooney                 Director                  June 17, 1996
 -----------------------
 Thomas M. Cooney

*Thomas J. Moran                  Director                  June 17, 1996
 -----------------------
 Thomas J. Moran



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

* This registration statement has been signed on behalf of the above-named directors and officers of the Company by Leonard Genovese, Chairman of the Board and President of the Company, as attorney-in-fact pursuant to powers of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this registration statement.

DATED:  June 17, 1996                       By: /s/ Leonard Genovese
                                                --------------------
                                               Attorney-in-Fact




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
                                  EXHIBIT INDEX

                                                                       Page Number
Exhibit                                                              in Sequentially
Number                     Exhibit Description                        Numbered Copy
- -------                    -------------------                       ---------------
4(a)           Genovese Drug Stores, Inc. 1984 Employee Stock
               Option and Stock Appreciation Rights Plan, as
               amended

5              Opinion of Counsel

23(a)          Consent of Independent Auditors

23(b)          Consent of Counsel (included in Exhibit 5)

24             Powers of Attorney




                                      II-5